UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 26, 2016
(Date of earliest event reported)

Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28

(Central Index Key Number 0001665081)

(Exact name of issuing entity)

Bank of America, National Association

(Central Index Key Number 0001102113)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

CIBC Inc.

(Central Index Key Number 0001548567)

Starwood Mortgage Funding III LLC

(Central Index Key Number 0001548405)
(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-206847-01	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      646-855-3953

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                Entry into a Material Definitive Agreement.

The mortgage loan secured by the mortgaged property identified as “GLP Industrial Portfolio A” on Exhibit B to the Pooling and Servicing Agreement (the “GLP Industrial Portfolio A Mortgage Loan”) is an asset of the Issuing Entity and is part of a whole loan (the “GLP Industrial Portfolio A Whole Loan”) that originally included the GLP Industrial Portfolio A Mortgage Loan as well as three pari passu promissory notes and two subordinate promissory notes that were not included in the Issuing Entity. The GLP Industrial Portfolio A Whole Loan will be serviced pursuant to the trust and servicing agreement relating to the CSMC 2015-GLPA securitization and a co-lender agreement between the holders of the promissory notes comprising the GLP Industrial Portfolio A Whole Loan (previously filed as Exhibit 4.10 to the Form 8-K dated February 25, 2016 under SEC File No. 333-206847-01) (the “Prior Agreement”). The holders of the promissory notes evidencing the GLP Industrial Portfolio A Whole Loan have entered into an amendment and restatement of the Prior Agreement, dated as of May 26, 2016 and attached hereto as Exhibit 4.13, which amends the Prior Agreement to reflect the division of one promissory note into two pari passu promissory notes and sets forth the respective rights of each noteholder with respect to the GLP Industrial Portfolio A Whole Loan, as described in the Prospectus for this MSBAM 2016-C28 transaction under “Description of the Mortgage Pool—The Whole Loans”.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit 4.13	Amended and Restated Co-Lender Agreement, dated as of May 26, 2016, by and among Wells Fargo Bank, National Association, not in its individual capacity but solely as trustee for the benefit of the Holders of the CSMC 2015-GLPA Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the Holder of Note A-1, Note A-2, Note B-1 and Note B-2, Wells Fargo Bank, National Association, not in its individual capacity but solely as trustee for the benefit of the Holders of the CSAIL 2016-C5 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the Holder of Note A-3-1, Column Financial, Inc., as the Holder of Note A-3-2, and U.S. Bank National Association, as trustee for Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28, Commercial Mortgage Pass-Through Certificates, Series 2016-C28, as the Holder of Note A-4.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2016	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC. (Registrant)

	By:	/s/ Leland F. Bunch, III
Name: Leland F. Bunch, III Title: Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.13	Amended and Restated Co-Lender Agreement, dated as of May 26, 2016, by and among Wells Fargo Bank, National Association, not in its individual capacity but solely as trustee for the benefit of the Holders of the CSMC 2015-GLPA Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the Holder of Note A-1, Note A-2, Note B-1 and Note B-2, Wells Fargo Bank, National Association, not in its individual capacity but solely as trustee for the benefit of the Holders of the CSAIL 2016-C5 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the Holder of Note A-3-1, Column Financial, Inc., as the Holder of Note A-3-2, and U.S. Bank National Association, as trustee for Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28, Commercial Mortgage Pass-Through Certificates, Series 2016-C28, as the Holder of Note A-4	(E)